EXHIBIT 10.2

SCHEDULE A TO EXHIBIT 10.1

The following individuals entered into Executive Group Life Split Dollar Plans with The Ohio Valley Bank Company identified below which are identical to the Executive Group Life Split Dollar Plan, dated April 29, 2003, between Jeffrey E. Smith and The Ohio Valley Bank Company filed herewith.

Date of
Name                                                                           Executive Group Life Split Dollar Plan
Katrinka V. Hart                                                           March 21, 2000
E. Richard Mahan                                                         March 23, 2000
Larry E. Miller II                                                           March 22, 2000
Scott W. Shockey                                                         March 19, 2009